

DiaMedica THERAPEUTICS

DM199 REDUX Phase 2 CKD Interim Results

June 29 2021

Cautionary Note Regarding Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and forward-looking information that are based on the beliefs of management and reflect our current expectations. When used in this presentation, the words "estimate," "believe," "anticipate," "intend," "expect," "plan," "continue," "look forward," "will," "may," "potentially" or "should," the negative of these words or such variations thereon or comparable terminology and the use of future dates are intended to identify forward-looking statements. The forward-looking statements in this presentation include statements regarding the anticipated clinical benefits and success of DM199, the safety and efficacy of DM199, the timing, requirements and anticipated outcomes of our clinical programs, including the ongoing REDUX study and our anticipated Phase 2/3 trial for DM199 in patients with acute ischemic stroke (AIS), which we believe will commence in Summer 2021 and has the potential to serve as a pivotal registration study of DM199 in that patient population. Such statements reflect management's current view and we undertake no obligation to update or revise any of these statements. By their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements, or other future events, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Applicable risks and uncertainties include, among others, the possibility of unfavorable results from our ongoing or future clinical trials of DM199, including the fact that the interim REDUX study data is preliminary and interim and final results may differ materially from the data released; the risk that existing preclinical and clinical data may not be predictive of the results of ongoing or later clinical trials; the possibility of unfavorable results from subsequent analysis of existing or future data from the REDUX study or future studies of DM199; our plans to develop, obtain regulatory approval for and commercialize our DM199 product candidate for the treatment of AIS and chronic kidney disease (CKD) and our expectations regarding the benefits of DM199; our ability to conduct successful clinical testing of DM199 and within anticipated parameters, costs and timeframes; the perceived benefits of DM199 over existing treatment options; the potential direct or indirect impact of the COVID-19 pandemic on our business; our reliance on collaboration with third parties to conduct clinical trials; our ability to continue to obtain funding for our operations, including funding necessary to complete planned clinical trials and obtain regulatory approvals for DM199 for AIS and CKD, and the risks identified under the heading "Risk Factors" in our annual report on Form 10-K for the fiscal year ended December 31, 2020 and our subsequent U.S. Securities and Exchange Commission (SEC) filings. The forward-looking information contained in this presentation represents our expectations as of the date of this presentation and, accordingly, is subject to change after such date. Investors should not place undue importance on forward-looking information and should not rely upon this information as of any other date. While we may elect to, we do not undertake to update this information at any particular time except as required in accordance with applicable laws.

* Paired T-test

REDUX Interim Analysis

Encouraging data to support further study of DM199 in kidney disease and stroke

DM199 has been safe and well tolerated in the REDUX study

- No safety or tolerability concerns after 3 months of dosing with 62 patients and over 1,500 injections
- Data consistent with data from the approved porcine version of KLK1 in Asia

DM199 potentially driving clinically relevant changes in patients with chronic kidney disease

- Biologically active drug with clinical changes seen across all patient cohorts
- Most significant impacts on patients with moderate to severe albuminuria

Complete data and analysis will be required for conclusions and next steps

- Small sample sizes - enrollment continuing in two of the three cohorts
- Full data set not available across all patients and across all metrics for all patients dosed
- PK and biomarker analysis to be included in Late-Breaking presentation anticipated during ASN Kidney Week in November 2021

Phase 2 REDUX Study - Safety and Signal Seeking for DM199 in CKD

Key Objectives:

1. **Safety and tolerability**
   - Repeat injections over three months
   - Benchmark to approved porcine KLK1 from Asia
2. **Signals of clinically relevant activity**
   - Measured by UACR, eGFR and BP
3. **Analysis of Clinical Data, PK and Biomarkers**
   - Utilize PK for dose selection for future studies in CKD and stroke
   - Biomarkers to assess activity

Chronic Kidney Disease (CKD) Populations Studied with DM199 Patients with High Unmet Medical Needs

IgA Nephropathy (IgAN)

- Serious and progressive autoimmune disease of kidneys
- Up to 50% at risk of developing ESRD within 10-20 years
- Orphan disease indication in US (~140K) and Europe (~200K); ~2M in China
- No approved treatment

Hypertensive African Americans with CKD

- ~6 million African Americans with CKD
- 3x – 4x more kidney failure than Caucasians
- Exhibit lower KLK1 levels and lower renal blood flow
- APOL1 gene mutation = higher risk of ESRD
  - Potential rare disease

Diabetic Kidney Disease (DKD)

- ~12 million in US3
- Most frequent cause of ESRD worldwide
- Anti-hypertensives & SGLT2's only slow disease progression

1. Centers for Disease Control, 2019 Kidney Disease Fact Sheet
2. National Institute of Health Fact Sheet, 2010
3. USRD, CKD and ESRD (https://www.usrds.org/2018/view/v1_07.aspx)

CKD Patients - Kidney Function Worsens Over Time

Average Annual eGFR Decline
Standard of care only reduces slope of decline



0
-1
-2
-3
-4
-5
-6
Average Kidney Function Decline (ml/min/1.73m²/year)
0
1 Yr
-3.6
-4.6
-5.3
Diabetic CKD
IgAN
ADPKD

- Slowing eGFR decline an important endpoint in kidney disease
- Reducing UACR is a surrogate endpoint for predicting kidney disease progression and allows for earlier measurement of a therapeutic impact on kidney disease

1. N Engl J Med 2019 Jun 13;380(24):2295-2306
2. https://www.evaluate.com/vantage/articles/news/snippets/armed-data-calliditas-heads-us
3. Torres NEJM (2017)

DM199 REDUX Phase 2 CKD Study Design

Study Includes 3 Distinct Causes of CKD

Design	Phase 2, Open Label, Multi-Center (14 US Sites), Randomized Study of 2 Dose Levels		
		Target	Interim Analysis
Sample Size (3 Cohorts)	African Americans, hypertensive with CKD IgA Nephropathy Diabetic Kidney Disease	n=~30 n=~30 n=~30	n=12 n=16 n=28
Eligibility Criteria	eGFR 30-90 mL/min Albuminuria: 150 – 5,000		
Treatment	95 days of treatment SC dosing, 2x week		



Day 1
Day 95
Top-line data
Randomized
DM199 2 µg/kg
DM199 5 µg/kg

Study endpoints after dosing at 2 or 5 µg/kg

- Albuminuria (UACR) and eGFR
- Safety, tolerability, blood pressure and pharmacodynamics

Analysis Population: Patient Disposition and Baseline Demographics


REDUX Enrolled n=68
Withdrawals Unrelated to DM199 n=6
Pending Data Completion n=6
Data available n=56
African Americans Cohort 1 n=12
IgA Nephropathy Cohort 2 n=16
DKD Cohort 3 n=28

Baseline Demographics – Analysis Population

	AA/CKD n=12	IgAN n=16	DKD n=28
M:F	7:5	12:4	17:11
Mean age	57	51	68
Race AA:Caucasian:Other	12:0:0	1:15:0	8:13:7
eGFR	43.3 ml/min	39.8 ml/min	45.8 ml/min
UACR	809 mg/g	988 mg/g	1,273 mg/g
Blood Pressure SBP/DBP	146/91	128/83	144/80

Excellent Safety and Tolerability of DM199 - Consistent with Earlier Studies

62 patients completed study and over 1,500 injections – June 2021

- No discontinuations due to drug-related adverse events
- No drug-related SAEs
  - No drug-related hypotension, angioedema or fluid overload-events
- AEs were been generally mild-to-moderate
  - Most common reported drug-related AE is local site irritation/injection site reactions

Hypertensive African Americans with CKD – Interim Analysis

Positive Signals in Reducing UACR, Increasing eGFR and Reducing BP

Albuminuria (UACR)


Baseline >150 mg/g
Both Doses
(N=12)
Baseline > 500 mg/g
Both Doses
(N=6)
mg/g
-8%
-27%

- Reductions most significant in moderate to severe patients (UACR>500)
- Reductions more significant at the lower dose level (-52%) in moderate to severe patients (n=3)

eGFR


Both Doses
(N=12)
2 ml/min
ml/min/1.73 m²

- Encouraging eGFR – stable to increase from baseline

Blood Pressure


Systolic
Both Doses
(N=12)
Diastolic
Both Doses
(N=12)
mmHg
-8
mmHg
-3
mmHg

- BP reductions (-14/-7) in low dose cohort (n=7)
- Statistically significant reduction in systolic BP overall at 2 ug/kg dose level (-8/-3) (n=31) (p=0.037)*

* Paired T-test

IgA Nephropathy – Interim Analysis

Positive Signals in Decreasing UACR and Stabilizing eGFR

Albuminuria (UACR)



Baseline >150 mg/g
Both Doses
(N=16)
Baseline > 500 mg/g
Both Doses
(N=11)
mg/g
-6%
-33%
P=0.002*

- Reductions statistically significant compared to baseline in moderate to severe patients (UACR>500)

eGFR



Both Doses
(N=16)
ml/min/1.73 m²
Stable <1

- eGFR stable from baseline

Blood Pressure



Systolic
Both Doses
(N=16)
Diastolic
Both Doses
(N=16)
mmHg
Stable +2
Stable <1

- Stable/did not decrease BP in normotensive participants
- Not surprising given KLK1 role in selectively reducing hypertension and not causing hypotension

DiaMedica THERAPEUTICS

* Paired T-test

Diabetic Kidney Disease – Interim Analysis

Positive Signals - Reducing Blood Pressure No Change in UACR and Stabilizing eGFR

Blood Pressure


Systolic
Both Doses
(N=28)
Diastolic
Both Doses
(N=28)
+1
-5
mmHg
mmHg

- Clinically significant decrease in BP in these hypotensive patients
- Reductions statistically significant (-10/-1) in lower dose cohort (n=15) (p<0.004)*

Albuminuria (UACR)


Baseline >150 mg/g
Both Doses
(N=28)
Baseline > 500 mg/g
Both Doses
(N=19)
No change
No change
mg/g

- No change in UACR despite BP decrease

eGFR


Both Doses
(N=28)
Stable <1
ml/min/1.73 m²

- eGFR stable from baseline

DiaMedica THERAPEUTICS

* Paired T-test

Interim Results Affirm Biological Activity and Safety of DM199

Consistent with MOA and Approved KLK1 Product in Asia

- ✓ **Clinically relevant signals in patients with CKD**
  - **UACR**
  - **eGFR**
  - **Hypertension**
- ✓ **Safe and Well Tolerated – No SAE or AE concerns related to DM199 (1,500+ injections)**
- ✓ **Data consistent with the documented safety and tolerability observed in the approved human urine and porcine derived KLK1 in Asia**
- ✓ **Data further supports initiation of pivotal study in acute ischemic stroke**

Priorities and Next Steps for DiaMedica

Continue Phase 2 CKD Study and Initiate Pivotal Study for Acute Ischemic Stroke (AIS)

Complete Phase 2 Enrollment for IgAN and Hypertensive African Americans with CKD

Analyze full CKD data set before initiating additional studies in CKD

- Larger sample size by dose, PK and biomarker data needed to inform future
- Submit Late-Breaking presentation to ASN Kidney Week in November 2021 with available data

Acute Ischemic Stroke - Initiate enrollment in study

- REDUX Safety, tolerability and biologic activity of DM199 in patients with CKD and consistency with the porcine KLK1 from Asia provides further support for the stroke program

DiaMedica THERAPEUTICS

NASDAQ: DMAC

Thank you!